United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2022

PureCycle Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive,	Suite 650,	Orlando	32822
Florida
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (877) 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On or before March 7, 2022, PureCycle Technologies, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors, in a private placement, an aggregate of 35,714,278 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and Series A warrants to purchase an aggregate of 17,857,139 shares of Common Stock (the “Series A Warrants”, and the shares of Common Stock issuable upon exercise of the Series A Warrants, the “Warrant Shares”) at a price of $7.00 per share of Common Stock and one-half (1/2) of one Series A Warrant (the “Offering”). Messrs. Michael Otworth (Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”)), Jeffrey Fieler (Director) and Timothy Glockner (Director) and Ms. Tanya Burnell (Director) participated in the Offering as Investors, either directly or, in the case of Mr. Timothy Glockner and Ms. Tanya Burnell, indirectly by companies potentially related to or affiliated with them. The Series A Warrants have an exercise price of $11.50 per share, will be exercisable beginning on the calendar day following the six month anniversary of the date of issuance, will expire on March 17, 2026 and are redeemable at a price of $0.01 per Series A Warrant if the last sales price of the Common Stock has been equal to or greater than $18.00 per share (subject to adjustment for splits, dividends, recapitalizations and other similar events) for any twenty (20) trading days within a thirty (30) trading day period commencing after the Series A Warrants become exercisable. The closing of the sales of the securities pursuant to the Subscription Agreements is expected to occur on March 17, 2022, subject to the closing conditions therein, including, but not limited to, certain creditor approvals required by the Foreign Exchange Transactions Regulations of Korea. The Company expects the gross proceeds to the Company from the Offering to be approximately $250 million before deducting fees and other estimated offering expenses.

As part of the Subscription Agreements, the Company is required to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of the Shares and the Warrant Shares. The Company is required to have such Registration Statement declared effective by the Commission within 60 calendar days (or 90 calendar days in the event of a “full review” by the Commission) following the closing of the Offering.

As additional consideration for Sylebra Capital Management (“Sylebra”) agreeing to participate in the Offering as an Investor, the Company entered into a board representation agreement with Sylebra (the “Board Representation Agreement”). Pursuant to the Board Representation Agreement, Sylebra will be granted the right to designate (i) one person to be nominated for election to the Board so long as Sylebra together with its affiliates beneficially owns at least 10.0% of the Common Stock, and (ii) two persons to be nominated for election to the Board so long as Sylebra together with its affiliates beneficially owns at least 15.0% of the Common Stock, subject to certain exceptions. The Board Representation Agreement will terminate upon the earlier of when (i) Sylebra together with its affiliates beneficially owns less than 50.0% of the securities purchased in the Offering and (ii) Sylebra together with its affiliates beneficially owns less than 10.0% of Common Stock. The Board Representation Agreement is effective upon the closing of the Offering.

The foregoing descriptions of the material terms of the Subscription Agreements, the Board Representation Agreement and the Series A Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Subscription Agreement, the Board Representation Agreement and the form of Series A Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release announcing the Offering, and certain other information, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

As noted above, on March 9, 2022, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2022, and certain other information.

The information contained in Item 7.01 concerning the presentation to Company’s investors is hereby incorporated into this Item 2.02 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Offering is hereby incorporated by reference into this Item 3.02. The securities being sold pursuant to the Subscription Agreements are being sold and issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506 promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The information set forth under Item 1.01 is incorporated by reference into this Item 5.05. On March 4, 2022, after consideration of the terms and conditions of the Common Stock and Series A Warrant Subscription Agreements and the Board Representation Agreement, as well as the particular facts and circumstances surrounding the Offering, the Board approved a waiver to the conflicts of interest provision of the Company’s Code of Business Conduct and Ethics (the “Code”) in connection with the participation of Messrs. Michael Otworth (Chief Executive Officer and Chairman of the Board), Jeffrey Fieler (Director) and Timothy Glockner (Director) and Ms. Tanya Burnell (Director) in the Offering as Investors, either directly or, in the case of Mr. Timothy Glockner and Ms. Tanya Burnell, indirectly by companies potentially related to or affiliated with them.

Item 7.01. Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain investors of the Company on March 9, 2022 and may be used by the Company in various other presentations to investors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Series A Warrant
10.1	Form of Subscription Agreement
10.2	Board Representation Agreement
99.1	Press release by PureCycle Technologies, Inc. dated March 9, 2022
99.2	PureCycle Technologies, Inc. presentation to investors
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURECYCLE TECHNOLOGIES, INC.
By: /s/ Lawrence Somma____________________
Name: Lawrence Somma
Title: Chief Financial Officer

Date: March 9, 2022